UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2009

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Sea Containers Ltd. (the “Company”) and its subsidiaries, Sea Containers Services Limited and Sea Containers Caribbean Inc., filed with the U.S. Bankruptcy Court on May 5, 2009, the Post-Confirmation Quarterly Summary Report for the period January 1, 2009 through March 31, 2009, which is attached hereto as Exhibit 99.1.  See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 11, 2009 for further description of the effectiveness of the Debtors’ Fourth Amended Joint Plan pursuant to Chapter 11 of the United States Bankruptcy Code, dated November 23, 2008, as confirmed by the United States Bankruptcy Court for the District of Delaware on November 24, 2008.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description

99.1	Post-Confirmation Quarterly Summary Report for January 1, 2009 - March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

Date: May 11, 2009
	BY:	/s/ Lisa Clement
Lisa Clement
Chief Financial Officer